UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-21237

Unified Series Trust

431 North Pennsylvania, Indianapolis, IN 46204

J. Michael Landis

Unified Fund Services, Inc.

431 N. Pennsylvania St.

Indianapolis, IN 46204

(Name and address of agent for service)

Registrant's telephone number, including area code: 317-917-7000

Date of fiscal year end:	06/30

Date of reporting period:	06/30/07

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

June 30, 2007

Fund Advisor:

IMS Capital Management, Inc.

8995 S.E. Otty Road

Portland, OR 97266

Toll Free (800) 934-5550

Annual Report, June 2007

MD&A

IMS Family of Funds

Management’s Discussion and Analysis

Dear Fellow Shareholders,

We are pleased to present the IMS Family of Funds Annual Report for the fiscal year ended June 30, 2007. This report contains a recap of the economic and market conditions that served as the backdrop for the IMS Funds over the last 12 months, as well as a discussion of the investment strategies used to generate the Funds’ returns. We encourage you to read this report carefully and contact us if you have any questions.

Fund News

Assets in the IMS Funds have grown by $67 million (26%) over the last fiscal year. This growth was attributable to a combination of good performance and strong cash flows from new and existing investors. In addition, the IMS Capital Value Fund has continued to enjoy recognition in the media. During the reporting period, the Fund’s manager, Carl W. Marker, was interviewed live on PBS’s Nightly Business Report in May, and the Fund was also featured in Louis Rukeyser’s Mutual Funds last August. Plus, the IMS Strategic Income Fund has started to gather media attention recently with the Fund featured twice last spring on CNBC as part of its continuing series on 5-star funds and once last February during a segment on income strategies for baby boomers.

Market News

The equity markets posted solid returns for the year ending June 30. The large cap S&P 500 Index returned 20.59% for the 12 month period, the mid cap S&P 400 Index returned 18.50% and the small cap Russell 2000 Index returned 16.43%. Longer term interest rates ended the period slightly lower than where they started, resulting in modest gains for investment-grade bonds, as measured by the Lehman Brothers Aggregate Bond Index return of 6.11%. Conversely, noninvestment-grade bonds, as measured by the Merrill Lynch High Yield Master II Index, did much better, returning 11.75% for the year.

The Funds’ fiscal year was characterized by stronger than expected economic growth and corporate profit news. Inflationary expectations ebbed and flowed throughout the period, but interest rates remained relatively low. We anticipated that the stock market could take a breather this summer to consolidate some of the gains realized in the last year. Although we did not expect a prolonged correction, we believed stocks could shed anywhere from 5% to 10%. Our longer-term outlook continues to break rank with the many Wall Street forecasters who call for below average stock market returns. We are bullish because we observe a variety of secular trends in the market and economy that we think bode well for stocks:

•

The Technology Revolution: We see technology continuing to increase the efficiency of the world’s workforce and accelerate the “globalization” of the world economy, which we believe is healthy for the US stock market.

•

Globalization: As countries become more integrated in their market, fiscal and government policies, millions of new consumers are being created throughout the world and we see this process improving the geopolitical climate. However, we also believe that globalization has a “deflationary” effect.

•

Stable Inflation: We believe that we are entering a long-term period of stable inflation and interest rates. In our opinion, technology and globalization can create deflationary forces that may be offset by worldwide economic growth, providing opportunity for a favorable investment environment.

As always, we will work diligently to select securities and stocks that we believe will benefit in the prevailing environment. Thank you for your trust and confidence in the IMS Funds. We look forward to serving your investment needs in the months and years to come.

Sincerely,

Carl W. Marker	Art Nunes
Portfolio Manager	Portfolio Manager

Past performance is no guarantee of future results. The general market views expressed in this report reflect the opinions of IMS Capital Management and are not intended to predict or forecast the performance of any securities market, index or fund mentioned. Information that specifically applies to the IMS Funds is contained in the following pages.

IMS Capital Value Fund

Management’s Discussion and Analysis

Dear Shareholder,

The IMS Capital Value Fund returned 19.53% for the 12 months ended June 30, 2007 versus the S&P MidCap 400 Index, which returned 18.50% and the Russell Mid Cap Value Index, which returned 22.09%.

Sector Contribution

The strongest performing sectors in the Fund were consumer staples, generating a return of 30.49%, financial services, up 23.59% and healthcare, up 30.89% for the period. Our financial services stocks outperformed those on the S&P 400 Index due to stock selection. Our healthcare stocks outperformed those on the Index due to good performance by the stocks we owned. Also, the Fund had a larger weighting in healthcare stocks than the Index did, enabling the Fund to benefit more fully from the positive performance of the sector.

Sectors that did not benefit the Fund were energy, technology and industrials. True to the Fund’s philosophy of underweighting what we believe are historically slow growing sectors, we continue to maintain a lower weighting in energy and industrials than the S&P 400 Index. Unfortunately, these two sectors were among the strongest performing sectors on the Index, so by underweighting them, the Fund did not realize the full benefit of these sectors’ returns. As an example, the Fund had a 2.3% weighting in energy at the end of the period, compared to the Index weighting of 9.7%. In the case of technology, our stocks simply underperformed those on the Index and our overweight couldn’t make up the difference.

Stock Performance

The Fund benefited from standout performance by several individual holdings. For example, Service Corp. International was up 57% for the period. Service Corp. is based in Houston, Texas and is the largest provider of funeral, cremation and cemetery services in the country. As both a consumer nondurable and defensive industry stock, we see this security capitalizing on the aging baby boomer segment of the population. During the reporting period, Service Corp enjoyed good earnings growth, increased its share buyback program and received approval from the Federal Trade Commission to acquire Alderwoods Group, North America’s second largest operator of funeral homes and cemeteries, all of which supported the price increase of the stock.

The Lyondell Chemical Company, in the basic materials sector, was up nearly 64% during the reporting period. Lyondell, also based in Houston, is currently the third largest independent chemical manufacturer in the United States. Since its establishment in 1985 from facilities belonging to the Atlantic Richfield Company (ARCO), Lyondell has grown through various acquisitions that now operates in five continents and employs over 11,000 people. During the reporting period, Lyondell purchased a minority share of a Texas refinery from Citgo and also announced that it is part of a joint venture to build a chemical plant in China. In addition, Lyondell sold off some non-core assets, and has been the target of takeover speculation that didn’t play out during the period, but still bolstered its stock price.

AG Edwards, which was up 52.84% during the reporting period, is a full service brokerage company with headquarters in St. Louis, Missouri that saw strong earnings growth and agreed to be acquired by Wachovia. Although we seek to mitigate downside risk at all times, the Fund was not without some disappointments. For example, Meritage Homes was off 43% during the reporting period due to declining home prices and housing starts as well as higher interest rates, sub-prime mortgage problems and downward earnings revisions.

YRC Worldwide, a large transportation service provider whose brands include Yellow Transportation, Roadway and USF, shed 24.05% when it missed earnings estimates and experienced lower load capacity due to a slowing economy. Higher gas prices also placed a heavy burden on this transportation company.

Checkfree Corp., a provider of financial electronic commerce services and products enabling consumers to receive and pay bills electronically, lost 19.16% after it missed earnings and sales estimates, offered weaker than expected earnings guidance and saw its largest customer start to in-source some of its online bill paying.

Despite these disappointments, there was increased merger and acquisition activity occurring during the period that provided a huge lift to the Fund. A number of Fund holdings were part of takeover speculation or actually received buyout offers, both of which investors responded favorably to, generally lifting stocks in the Fund. This merger and acquisition activity was fueled by persistently low interest rates, which reduces the cost of financing.

Largest Holdings

Below, for your interest, are highlights of the Fund’s top security weightings and the sectors they represented as of June 30, 2007. A more complete listing of the Fund’s investments is shown in the Schedule of Investments section of this report.

Name	% of Portfolio	Sector
Service Corporation, International	4.35%	Consumer Cyclical
Del Monte Foods Co.	2.92%	Consumer Staple
Lyondell Chemical Co.	2.73%	Basic Materials
Amkor Technology, Inc.	2.56%	Technology
Rite Aid Corp.	2.53%	Consumer Staple

As always, we continue to seek stocks that we believe are seasoned, undervalued and demonstrating signs of positive momentum. Thank you for your investment in the IMS Capital Value Fund.

Sincerely,

Carl W. Marker

Portfolio Manager

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The S&P 500 Index, S&P 400 Index and Russell Mid-Cap Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in these indices; however, an individual can invest in exchange - traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The chart above assumes an initial investment of $10,000 made on July 1, 1997 and held through June 30, 2007. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

IMS Strategic Income Fund

Management’s Discussion and Analysis

Dear Shareholder,

For the fiscal year ended June 30, 2007, the IMS Strategic Income Fund returned 15.78%. This compares to the Lehman Aggregate Bond Index return of 6.11%, the Merrill Lynch US Corporate Master Index return of 6.79% and the Lipper Income Category Average return of 11.30%.

Prevailing economic themes

Several economic themes dominated the US financial markets during this period: 1) the end of the residential real estate boom and reversal of real estate price excesses, 2) impressive financial liquidity, fueling demand for high yield bonds and facilitating the leveraged buyout of public companies and 3) a falling US dollar and inflationary pressure from energy, commodities and food prices.

To take advantage of these conditions over the year, we increased and broadened our exposure to the energy sector to include drilling, oil and gas production as well as coal and refining. We also increased our weighting in other natural resource producers (copper, lumber) and looked for foreign credits that would benefit from the economic themes described above.

Rather than buy distressed homebuilders, we found what we believed to offer more value and less risk in selected bonds of building material companies (Associated Materials, Plygem), which we added to the portfolio during the reporting period. We also added a roughly 4% position in shipping companies that own and lease either dry bulk (Eagle, Quintana) or oil transport ships (Double Hull, Arlington). These bonds offered attractive dividend yields and improving pricing. We continue to favor telecom and media bonds because of improving operations and industry consolidation. Finally, with increasing stock market volatility and a positive outlook for earnings, we opportunistically added some reverse convertible notes (a fixed income instrument with a short maturity and whose final payoff is dependant upon the underlying equity) to a few beat-up stocks we thought were quite underpriced. (AMR, Jet Blue, Joy Global, AstraZeneca).

As a defensive measure, we sold over half our investment-grade bonds in the middle of the year when rates were low and there seemed to be little return left.

Sector and Security Contribution

Over the year, the high yield and international sectors were the most consistent and important contributors to yield and total return. The best performing individual securities (without dividends reinvested) included Quintana Maritime, up 36% (dry bulk shipping), Medical Facilities Corp Income Fund, up 28% (specialty hospitals), B&G Foods, up 25% and Canetic Resources Trust, up 20% (oil & gas). The worst performers (without dividends reinvested) were Fedders North America 9.875%, down 52% (air conditioners), Trilogy Energy Trust, down 8% (natural gas), and Leiner Health 11%, down 5% (vitamins).

For your interest, below please find the largest sector weightings in the Fund as of June 30, 2007. A more complete listing of portfolio holdings is available in the Schedule of Investments section of this report.

Five largest sectors	% of portfolio
High yield bonds	36%
REITs and other income trusts	17%

International debt	14%
Common stocks	13%
Investment-grade debt	8%

As always, we seek to balance the Fund’s goal of delivering high current income with safety of principal by investing in income-producing securities that we believe will prosper in the prevailing economic and interest rate environment.

Thank you for investment in the IMS Strategic Income Fund.

Sincerely,

Carl W. Marker

Portfolio Manager

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Merrill Lynch US Corporate Master Index is a widely recognized unmanaged index of fixed income prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in this index; however, an individual can invest in exchange - traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

*** The Lipper classification represents a simple average of all funds within a given Lipper classification.

The chart above assumes an initial investment of $10,000 made on November 5, 2002 (commencement of Fund operations) and held through June 30, 2007. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

IMS Strategic Allocation Fund

Management Discussion and Analysis

Dear Shareholder,

The IMS Strategic Allocation Fund posted a 16.0% gain for the 12 months ending June 30, 2007, compared to the Fund’s benchmark, the Dow Jones U.S. Moderate Relative Risk Index at 14.28% and the Lipper Balanced Fund Category Average, at 14.50%. During the period, the financial markets were influenced by stronger than expected economic and corporate profit growth and investors were treated to a roller coaster ride with respect to inflationary expectations and long-term bond rates. As a result, the stock market staged a broad-based rally generating above-average returns as evidenced by the S&P 500 stock index, up 20.59% for the 12 months. Longer term interest rates ended the period at a slightly lower level than where they started, resulting in modest returns for investment-grade bonds as evidenced by the Lehman Brothers Aggregate Bond index return of 6.11% for the same period.

Asset allocation

The relative performance of large cap stocks improved throughout the reporting period and ended up leading the overall market. Accordingly, we increased the Fund’s large cap stock weighting from 36% to 55% of its equity allocation during the fiscal year. Meanwhile, the Fund’s fixed income allocation focused on high yield and international bonds for most of the period. The Fund’s emphasis on asset allocation was a major contributor to its outperformance.

Individual holdings

Among the Fund’s best performing holdings were the Rydex S&P 500 Equal Weight ETF (seeks investment results of the S&P 500 Equal Weight Index, on which securities are equally weighted, not market-weighted) and the iShares S&P 500 Value ETF (which seeks to replicate the price and yield performance of large cap value stocks). The Rydex Index appreciated 19.3% and the ishares Index appreciated 18.9%. Other performance leaders included our Lakeview Hotel REIT, which invests in a portfolio of hotel properties, commercial and office properties as well as extended stay properties in Canada and the United States; and our iShares Emerging Market ETF, which seeks investment results corresponding to market performance in the global emerging markets. Lakeview appreciated 37% during the period and the iShares Emerging Market ETF appreciated 27%.

There were only a few losses in the portfolio during the period as the majority of Fund holdings generated positive returns. We realized a 14.4% loss in the Fedders Corp. high yield bond because of negative fundamental developments in the company’s business. Fedders Corporation, headquartered in Liberty Corner, New Jersey, is a leading global manufacturer and marketer of air treatment products, including air conditioners, air cleaners, dehumidifiers and humidifiers. Additionally, the iShares Lehman +20 Year Bond ETF that we purchased in early May was down 4% as of June 30, 2007 because of rising long-term interest rates.

Trading Activity

Throughout most of the reporting period, we maintained the Fund’s equity allocation close to the maximum level of 70% and its fixed income allocation at the minimum level of 30%. We felt that a combination of low stock valuations and better than expected corporate profits would allow stocks to continue to outperform bonds. As the market entered its seasonally weak period in 2007 (May through October), we reduced the Fund’s equity allocation by about 20% and increased the Fund’s investment-grade bond allocation by the same amount. As of June 30, 2007, these changes reduced the Fund’s equity allocation to 49%, increased the Fund’s fixed income allocation to approximately 48%, with the remaining 3% invested in REITs. In other trading activity, we chose to take profits in the more volatile market sectors by reducing our international, small cap value, mid cap value and large cap growth stock holdings to 0%, 1%, 11% and 13%, respectively.

Below, for your interest, are the top five asset allocations as of June 30, 2007, as measured by our individual securities and the underlying securities of the mutual funds and ETFs owned by the IMS Strategic Allocation Fund. A more complete listing of portfolio holdings is contained in the Schedule of Investments section of this report.

Top Five asset Allocations as of June 30, 2007

Asset Category	% of Portfolio

Investment-grade bonds	24%
High yield bonds	16%
Large cap value stocks	14%
Large cap growth stocks	13%
Mid cap value stocks	11%

Outlook

We believed that the stock market could take a breather this summer to consolidate some of its strong gains of the last year. However, we believed any market correction would be temporary and limited to declines of 5% to 10%. Our longer-term outlook continues to break rank with the many Wall Street forecasters who call for below average stock market returns as we believe stocks will be the best performing asset class in 2007, with the potential to generate returns that are well above average.

We appreciate your investment in the IMS Strategic Allocation Fund. Our goal is to provide you with excellent long-term returns along with downside protection. Thank you for the trust you have placed in us.

Sincerely,

Art Nunes	Carl W. Marker
Co-Portfolio Manager	Co-Portfolio Manager

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling shareholder services at 1-800-934-5550.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Dow Jones US Moderate Relative Risk Index represents a diversified portfolio of U.S. stocks, bonds and cash, and seeks to capture 60% of the risk of the stock market. The Index assumes reinvestment of all distributions. Although the stock, bond and cash allocations will be approximately 60/35/5, they will vary from month to month based on the risk and correlation of the three asset classes. The Index's equity allocation is weighted equally among six Dow Jones stock indexes (Large-Cap Growth, Large-Cap Value, Mid-Cap Growth, Mid-Cap Value, Small-Cap Growth, Small-Cap Value). The Index's fixed income allocation is equally weighted among three Lehman Brothers bond indexes: Government Bond, Corporate Bond and Mortgage Bond. The Index's cash allocation is represented by the Lehman Brothers U.S. Treasury Bills:1-3 Months Index. Individuals cannot invest directly in these indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

*** The Lipper classification represents a simple average of all funds within a given Lipper classification.

The chart above assumes an initial investment of $10,000 made on November 5, 2002 (commencement of Fund operations) and held through June 30, 2007. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Fund Holdings – (Unaudited)

1As a percent of net assets.

The Capital Value Fund invests primarily in the common stocks of mid-sized U.S. companies generally having a total market capitalization of $1 billion to $15 billion.

1As a percent of net assets.

The Strategic Income Fund’s advisor, IMS Capital Management, Inc., has the flexibility to invest in a broad range of income-producing securities in order to produce current income.

Fund Holdings – (Unaudited) - continued

1As a percent of net assets.

Based on its assessment of various segments of the market, the Advisor will shift the Strategic Allocation Fund’s assets among four broad classes: equities, fixed income, companies that invest in real estate (such as REITs) and cash equivalents.

Availability of Portfolio Schedule – (Unaudited)

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available at the SEC’s website at www.sec.gov. The Funds’ Form N-Qs may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Funds’ Expenses – (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2007 through June 30, 2007).

Actual Expenses

The first line of the table on page 13 provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs only and do not reflect any transactional costs, such as short-term redemption fees.  Therefore, the second line is only useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  In addition, if these transactions costs were included, your costs would have been higher.

* Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period). The annualized expense ratios for the Capital Value Fund, Strategic Income Fund, and the Strategic Allocation Fund were 1.49%, 1.59%, and 1.89%, respectively.

** Assumes a 5% annual return before expenses.

IMS Capital Value Fund

Schedule of Investments

June 30, 2007

Common Stocks - 87.28%	Shares	Value

Banks & Financial Services - 7.99%
A.G. Edwards, Inc.	57,400	$ 4,853,170
E*TRADE Financial Corp. (a)	69,200	1,528,628
Huntington Bancshares, Inc.	125,300	2,849,322
Northern Trust Corp.	64,300	4,130,632
T. Rowe Price Group, Inc.	40,200	2,085,978
		15,447,730

Biological Products - 1.71%
Biogen Idec, Inc. (a)	61,800	3,306,300

Builders - 2.50%
Meritage Homes Corp. (a)	67,600	1,808,300
Toll Brothers, Inc. (a)	120,600	3,012,588
		4,820,888

Chemicals - 2.73%
Lyondell Chemical Co.	142,300	5,282,176

Communications - 3.35%
CenturyTel, Inc.	86,700	4,252,635
Tellabs, Inc. (a)	205,500	2,211,180
		6,463,815

Computer & Office Equipment - 1.04%
Lexmark International, Inc. - Class A (a)	40,700	2,006,917

Computer Related Services & Equipment - 11.63%
Check Point Software Technologies, Ltd. (a)	146,000	3,330,260
CheckFree Corp. (a)	51,600	2,074,320
Citrix Systems, Inc. (a)	78,000	2,626,260
Computer Sciences Corp. (a)	51,200	3,028,480
Emulex Corp. (a)	100,000	2,184,000
Intuit, Inc. (a)	114,600	3,447,168
United Online, Inc.	207,400	3,420,026
VeriSign, Inc. (a)	74,700	2,370,231
		22,480,745

Electrical Components - 3.78%
Avnet, Inc. (a)	92,500	3,666,700
OmniVision Technologies, Inc. (a)	200,500	3,631,055
		7,297,755

*See accompanying notes which are in integral part of these financial statements.

IMS Capital Value Fund

Schedule of Investments - (continued)

June 30, 2007

Common Stocks - 87.28% - continued	Shares	Value

Entertainment - 1.92%
Marvel Entertainment, Inc. (a)	145,300	$ 3,702,244

Financial Services - 1.84%
SEI Investments Co.	122,600	3,560,304

Food & Beverage - 6.38%
Del Monte Foods Co.	465,000	5,654,400
PepsiAmericas, Inc.	74,900	1,839,544
Tyson Foods, Inc. - Class A	209,900	4,836,096
		12,330,040

Healthcare - 6.68%
Apria Healthcare Group, Inc. (a)	126,200	3,630,774
Gentiva Health Services, Inc. (a)	169,500	3,400,170
Hillenbrand Industries, Inc.	64,700	4,205,500
LifePoint Hospitals, Inc. (a)	43,300	1,674,844
		12,911,288

Insurance - 6.05%
Aon Corp.	87,800	3,741,158
Lincoln National Corp.	59,100	4,193,145
Nationwide Financial Services, Inc. - Class A	59,500	3,761,590
		11,695,893

Personal Services - 7.58%
Equifax, Inc.	69,200	3,073,864
H&R Block, Inc.	135,200	3,159,624
Service Corporation International	657,800	8,406,684
		14,640,172

Pharmaceutical Goods - 7.20%
Bausch & Lomb, Inc.	57,200	3,971,968
Biovail Corp.	81,000	2,059,020
King Pharmaceuticals, Inc. (a)	202,400	4,141,104
Watson Pharmaceuticals, Inc. (a)	114,800	3,734,444
		13,906,536

Plastic Products - 1.91%
Newell Rubbermaid, Inc.	125,500	3,693,465

Refuse Systems - 1.67%
Republic Services, Inc.	105,300	3,226,392

*See accompanying notes which are in integral part of these financial statements.

IMS Capital Value Funds

Schedule of Investments - (continued)

June 30, 2007

Common Stocks - 87.28% - continued	Shares	Value

Retail - 4.63%
Rite Aid Corp. (a)	766,000	$ 4,887,080
Safeway, Inc.	119,300	4,059,779
		8,946,859

Semiconductors & Related Devices - 2.56%
Amkor Technology, Inc. (a)	314,400	4,951,800

Trucking - 1.89%
YRC Worldwide, Inc. (a)	99,200	3,650,560

Utility - 2.24%
TECO Energy, Inc.	252,400	4,336,232

TOTAL COMMON STOCKS (Cost $125,137,420)		168,658,111

Income Trusts - 1.91%
Eveready Income Fund	280,000	1,363,600
Trinidad Energy Services Income Trust	165,000	2,323,200

TOTAL INCOME TRUSTS (Cost $3,361,484)		3,686,800

Money Market Securities - 10.89%
Federated Prime Obligations Fund - Institutional Shares, 5.20% (b)	21,057,459	21,057,459

TOTAL MONEY MARKET SECURITIES (Cost $21,057,459)		21,057,459

TOTAL INVESTMENTS (Cost $149,556,363) - 100.08%		$ 193,402,370

Liabilities in excess of other assets - (0.08)%		(159,410)

TOTAL NET ASSETS - 100.00%		$ 193,242,960

(a) Non-income producing.
(b) Variable rate security; the rate shown represents the yield at June 30, 2007.

*See accompanying notes which are in integral part of these financial statements.

IMS Strategic Income Fund

Schedule of Investments

June 30, 2007

Common Stocks - 13.75%	Shares	Value

Deep Sea Foreign Transportation of Freight - 3.95%
Arlington Tankers, Ltd.	36,900	$ 1,058,292
Double Hull Tankers, Inc.	61,000	950,990
Eagle Bulk Shipping, Inc.	44,500	997,245
Quintana Maritime, Ltd.	75,000	1,186,500
		4,193,027

Cigarettes - 0.56%
Reynolds American, Inc.	9,200	599,840

Electric Services - 1.28%
Pepco Holdings, Inc.	20,200	569,640
Pinnacle West Capital Corp.	19,700	785,045
		1,354,685

Food & Beverage - 0.78%
B&G Foods, Inc.	41,000	828,610

National Commercial Banks - 1.56%
Huntington Bancshares, Inc.	42,400	964,176
JPMorgan Chase & Co.	14,400	697,680
		1,661,856

Paperboard Containers & Boxes - 0.54%
Packaging Corp. of America	22,900	579,599

Pharmaceutical Preparations - 1.21%
Bristol-Myers Squibb Co.	22,300	703,788
Merck & Co., Inc.	11,600	577,680
		1,281,468

Plastic Materials, Synthetic Resins & Nonvulcan Elastomers - 0.76%
The Dow Chemical Co.	18,300	809,226

Services - 0.77%
Bally Total Fitness Holding Corp. (a)	2,667	1,253
Traffix, Inc.	147,600	811,800
		813,053

Telephone Communications - 2.34%
AT&T, Inc..	17,100	709,650
Telecom Corporation of New Zealand, Ltd. (b)	38,300	1,069,336
Verizon Communications, Inc.	17,000	699,890
		2,478,876

TOTAL COMMON STOCKS (Cost $14,430,954)		14,600,240

Investment Companies - 2.19%

Allied Capital Corp.	32,000	990,720
MCG Capital Corp.	83,000	1,329,660

TOTAL INVESTMENT COMPANIES (Cost $2,427,842)		2,320,380

*See accompanying notes which are in integral part of these financial statements.

IMS Strategic Income Fund

Schedule of Investments – (continued)

June 30, 2007

Preferred Securities - 5.71%	Shares	Value

Preferred Securities - 3.44%
Consumers Energy Co., $4.50	1,050	$ 91,350
Dillards Capital Trust I, 7.500%	41,700	1,027,905
Hillman Group Capital Trust, 11.600%	49,400	1,479,530
Western United Holding, 7.100% (c)	74,836	1,047,704
		3,646,489

Convertible Preferred Securities - 2.27%
AES Trust III, 6.750%	11,500	577,875
Felcor Lodging Trust, Inc., $1.95	57,400	1,457,960
United Rentals Trust, 6.500%	7,570	373,769
		2,409,604

TOTAL PREFERRED SECURITIES (Cost $6,000,837)		6,056,093

Closed-End Mutual Funds - 0.59%

Blackrock Income Trust	105,000	622,650

TOTAL MUTUAL FUNDS (Cost $671,400)		622,650

Income Trusts - 12.75%

Oil Royalty Trusts - 7.10%
Bonavista Energy Trust	47,800	1,373,294
BP Prudhoe Bay Royalty Trust	15,000	1,082,400
Canetic Resources Trust	67,800	1,103,784
Eveready Income Fund	180,000	876,600
Harvest Energy Trust	35,000	1,083,600
Penn West Energy Trust	30,100	1,004,437
Trilogy Energy Trust	112,000	1,010,240
		7,534,355

Business Trusts - 4.01%
Connors Brothers Income Fund	83,200	882,752
Keystone North America, Inc.	158,000	1,373,020
Medical Facilities Corp.	90,000	948,600
Sun Gro Horticulture Income Fund	148,000	1,049,320
		4,253,692

Real Estate Investment Trusts - 1.64%

Thornburg Mortgage, Inc.	66,500	1,740,970

TOTAL INCOME TRUSTS (Cost $12,637,158)		13,529,017

*See accompanying notes which are in integral part of these financial statements.

IMS Strategic Income Fund

Schedule of Investments – (continued)

June 30, 2007

	Principal
Corporate Bonds - 34.64%	Amount	Value

Alltel Corp., 7.875%, 07/01/2032	$ 1,750,000	$ 1,486,161
American Airlines, Inc., 9.730%, 09/29/2014 (d)	1,300,000	1,330,063
Amkor Technologies, Inc., 9.250%, 06/01/2016	1,100,000	1,138,500
Associated Materials, Inc., 11.250%, 03/01/2014 (e)	2,200,000	1,650,000
Atlantic Express Transportation Corp., 12.609%, 04/15/2012 (e) (f)	1,500,000	1,530,000
Bally Total Fitness Holding Corp., 10.500%, 07/15/2011	1,000,000	1,078,750
CCH I LLC, 11.000%, 10/01/2015	1,761,000	1,846,849
Cenveo Corp., 7.875%, 12/01/2013	1,500,000	1,477,500
Deluxe Corp., 5.000%, 12/15/2012	950,000	859,750
Dobson Communications Corp., 8.875%, 10/01/2013	600,000	630,000
Evergreen International Aviation, Inc., 12.000%, 05/15/2010	1,000,000	1,060,000
Exide Technologies, Inc., 10.500%, 03/15/2013	1,750,000	1,802,500
Fedders North America, Inc., 9.875%, 03/01/2014	1,000,000	335,000
Finlay Fine Jewelry Corp., 8.375%, 06/01/2012	800,000	712,000
Intcomex, Inc. 11.750%, 01/15/2011	1,100,000	1,138,500
Knight Ridder, Inc., 5.750%, 09/01/2017	900,000	774,626
Lehman Brothers Holding, 8.500%, 05/23/2022 (e)	1,000,000	982,500
Leiner Health Products, Inc., 11.000%, 06/01/2012	1,500,000	1,425,000
Lucent Technologies, Inc., 6.450%, 03/15/2029	2,000,000	1,750,000
Mercer International, Inc., 9.250%, 02/15/2013	1,750,000	1,717,187
North Atlantic Trading Co. Inc., 10.000%, 03/01/2012 (f)	2,000,000	2,010,000
O&G Leasing, LLC, 9.250%, 01/15/2012 (f)	1,000,000	985,000
O&G Leasing, LLC, 9.250%, 05/15/2012 (f)	1,025,000	1,004,500
Plaza Land Condo Association, 8.000%, 10/15/2026 (f)	670,000	638,183
Ply Gem Industries, Inc., 9.000%, 02/15/2012	2,000,000	1,807,500
Remington Arms Co., 10.500%, 02/01/2011	1,200,000	1,222,500
Rite Aid Corp., 9.500%, 06/15/2017 (f)	1,800,000	1,737,000
Wise Metals Group, LLC, 10.250%, 05/15/2012	1,500,000	1,440,000
Ziff Davis Media, Inc., 11.356%, 05/01/2012 (e)	1,200,000	1,206,000

TOTAL CORPORATE BONDS (Cost $36,288,993)		36,775,569

*See accompanying notes which are in integral part of these financial statements.

IMS Strategic Income Fund

Schedule of Investments – (continued)

June 30, 2007

	Principal
	Amount	Value

Reverse Convertible Corporate Bonds - 4.51%

ABN Amro Bank, 9.000%, 03/07/2008 convertible to AstraZeneca PLC	$ 1,400,000	$ 1,366,400
Barclays Bank plc, 14.600%, 03/20/2008 convertible to JetBlue Airways Corp.	900,000	906,840
JPMorgan Chase Bank NA, 16.100%, 06/30/2008 convertible to AMR Corp.	1,500,000	1,500,000
Lehman Brothers Holdings, 11.600%, 05/01/2008 convertible to Joy Global, Inc.	1,000,000	1,018,930

TOTAL REVERSE CONVERTIBLE CORPORATE BONDS (Cost $4,800,000)		4,792,170

Foreign Bonds Denominated in US Dollars - 18.94%

AES Dominicana Energia Finance S.A., 11.000%, 12/13/2015 (f)	1,900,000	2,023,500
Axtel, S.A.B. de C.V., 11.000%, 12/15/2013	793,000	876,265
C10 Capital, Ltd., 6.722%, 12/31/2016 (e)	1,000,000	977,450
Coalcorp Mining, Inc., 12.000%, 08/31/2011	2,200,000	2,321,000
Corp Durango S.A.B. de C.V., 9.500%, 12/31/2012 (e)	1,055,957	1,082,356
Crystallex International Corp., 9.375%, 12/31/2011	1,200,000	1,122,000
Fairfax Financial Holdings, Ltd., 7.375%, 04/15/2018	1,525,000	1,471,625
Fortis Bank Luxembourg Finance S.A., 7.500%, 04/06/2020 (e)	1,000,000	895,000
Grupo Minero Mexico S.A., 9.250%, 04/01/2028	688,000	877,200
Industrias Metalúrgicas Pescarmona S.A.I.C.& F, 8.750%, 11/30/2011 (e) (f)	2,105,000	1,789,250
Katanga Mining, Ltd., 14.000%, 11/30/2013	1,500,000	1,515,793
Mandra Forestry Finance, Ltd., 12.000%, 05/15/2013 (f)	1,000,000	1,015,000
Maxcom Telecomunicaciones S.A. de C.V., 11.000%, 12/15/2014 (f)	1,300,000	1,384,500
New Asat (Finance), Ltd., 9.250%, 02/01/2011	1,500,000	1,290,000
Tarjeta Naranja S.A., 15.500%, 11/29/2011 (e)	1,000,000	1,072,936
Transtel Int. FRN, 0.00%, 02/14/2014 (f)	733,761	396,231

TOTAL FOREIGN BONDS DENOMINATED IN US DOLLARS (Cost $19,514,745)		20,110,106

Certificates of Deposit - 0.11%

Summit Securities CD, 8.50%, 11/29/2007 (a) (g)	250,000	55,087
Summit Securities CD, 8.50%, 12/26/2007 (a) (g)	300,000	66,105

TOTAL CERTIFICATES OF DEPOSIT (Cost $517,195)		121,192

	Shares
Money Market Securities - 7.75%

Federated Prime Obligations Fund - Institutional Shares, 5.20% (e)	8,223,691	8,223,691

TOTAL MONEY MARKET SECURITIES (Cost $8,223,691)		8,223,691

Warrants - 0.00%

Mandra Forestry, Strike .10 HKD (Hong Kong Dollar), 05/15/2013 (f) (h)	1,000	-

TOTAL WARRANTS (Cost $0)		-

TOTAL INVESTMENTS (Cost $105,512,815) - 100.94%		$107,151,108

Liabilities in excess of cash and other assets - (0.94)%		(1,000,045)

TOTAL NET ASSETS - 100.00%		$106,151,063

(a) Non-income producing.
(b) American Depository Receipt.
(c) As of June 30, 2007, subsidiary companies have filed bankruptcy. This security is currently valued according to fair value procedures approved by the Trust.
(d) Asset backed security.
(e) Variable rate security; the rate shown represents the rate at June 30, 2007.
(f) Restricted security purchased pursuant to Rule 144A of the Securities Act of 1933.
(g) As of June 30, 2007, company has filed bankruptcy. All interest and principal payments have been halted. This security is currently valued according to fair value procedures approved by the Trust.
(h) Issued in conjunction with corporate bond. Security is not priced separately from the bond.

*See accompanying notes which are in integral part of these financial statements.

IMS Strategic Allocation Fund

Schedule of Investments

June 30, 2007

	Principal
Corporate Bonds - 14.96%	Amount	Value

American Airlines, Inc., 9.730%, 09/29/2014 (a)	$ 200,000	$ 204,625
Amkor Technologies, Inc., 9.250%, 06/01/2016	200,000	207,000
Associated Materials, Inc., 11.250%, 03/1/2014 (b)	300,000	225,000
CCH I LLC, 11.000%, 10/01/2015	272,000	285,260
Cenveo Corp., 7.875%, 12/01/2013	200,000	197,000
Evergreen International Aviation, 12.000%, 05/15/2010	260,000	275,600
Exide Technologies, 10.500%, 03/15/2013	250,000	257,500
Leiner Health Products, Inc., 11.000%, 06/01/2012	200,000	190,000
Lucent Technologies, Inc., 6.450%, 03/15/2029	400,000	350,000
Mercer International, Inc., 9.250%, 02/15/2013	200,000	196,250
O&G Leasing, LLC, 15.000%, 05/15/2012 (c)	200,000	196,500
Ply Gem Industries, Inc., 9.000%, 02/15/2012	250,000	225,937
Remington Arms Co., 10.500%, 02/01/2011	200,000	203,750

TOTAL CORPORATE BONDS (Cost $2,858,941)		3,014,422

Reverse Convertible Corporate Bonds - 1.97%

ABN Amro Bank, 9.000%, 03/07/2008 convertible to AstraZeneca PLC	200,000	195,200
Barclays Bank PLC, 14.600%, 03/20/2008 convertible to JetBlue Airways Corp.	200,000	201,520

TOTAL REVERSE CONVERTIBLE CORPORATE BONDS (Cost $400,000)		396,720

Foreign Bonds Denominated in US Dollars - 6.64%

BNP Paribas S.A., 8.375%, 10/26/2021	300,000	297,525
Coalcorp Mining, Inc., 12.000%, 08/31/2011	300,000	316,500
Corp Durango S.A., 9.500%, 12/31/2012 (b)	250,000	256,250
Industrias Metalúrgicas Pescarmona S.A., 8.750%, 11/30/2011 (b) (c)	300,000	255,000
Maxcom Telecomunicaciones, 11.000%, 12/15/2014 (c)	200,000	213,000

TOTAL FOREIGN BONDS DENOMINATED IN US DOLLARS (Cost $1,284,031)		1,338,275

Exchange-Traded Funds - 68.85%	Shares

iShares Lehman 20+ Year Treasury Bond Fund	47,500	4,045,575
iShares S&P 500 Value Index Fund	17,900	1,462,430
iShares S&P MidCap 400 Value Index Fund	12,500	1,082,625
Rydex S&P Equal Weight Energy Fund	3,700	225,108
Rydex S&P Equal Weight Fund	137,900	7,060,480

TOTAL EXCHANGE-TRADED FUNDS (Cost $11,188,826)		13,876,218

Closed-End Mutual Funds - 2.24%

AllianceBernstein Global High Income Fund, Inc.	33,392	451,794

TOTAL CLOSED-END MUTUAL FUNDS (Cost $426,691)		451,794

*See accompanying notes which are in integral part of these financial statements.

IMS Strategic Allocation Fund

Schedule of Investments – (contintued)

June 30, 2007

Real Estate Investment Trusts - 2.57%	Shares	Value

Lakeview Hotel Real Estate Investment Trust	57,400	$ 274,946
Strategic Hotels & Resorts, Inc.	10,800	242,892

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $414,248)		517,838

Money Market Securities - 2.42%

Federated Prime Obligations Fund - Institutional Shares, 5.20% (b)	487,437	487,437

TOTAL MONEY MARKET SECURITIES (Cost $487,437)		487,437

TOTAL INVESTMENTS (Cost $17,060,174) - 99.65%		$ 20,082,704

Other assets less liabilities - 0.35%		70,603

TOTAL NET ASSETS - 100.00%		$ 20,153,307

(a) Asset backed security.
(b) Variable rate security; the rate shown represents the coupon at June 30, 2007.
(c) Restricted security purchased pursuant to Rule 144A of the Securities Act of 1933.

*See accompanying notes which are in integral part of these financial statements.

IMS Family of Funds

Statements of Assets and Liabilities
June 30, 2007

			IMS Strategic
	IMS Capital Value Fund	IMS Strategic Income Fund	Allocation Fund

Assets
Investments in securities:
At cost	$ 149,556,363	$ 105,512,815	$ 17,060,174
At value	$ 193,402,370	$ 107,151,108	$ 20,082,704

Dividends receivable	166,325	219,426	17,836
Receivable for fund shares sold	74,436	210,900	537
Receivable for investments sold	-	1,816,934	-
Prepaid expenses	16,909	11,067	3,644
Interest receivable	89,838	1,277,096	96,752
Total assets	193,749,878	110,686,531	20,201,473

Liabilities
Payable to advisor (a)	194,988	107,370	21,158
Accrued expenses	23,955	21,403	16,511
Payable to administrator, fund accountant, & transfer agent	52,789	25,311	8,297
Payable to trustees and officers	1,268	1,268	1,268
Payable to custodian	5,306	11,145	932
Payable for investments purchased	-	4,365,923	-
Payable for fund shares redeemed	228,612	3,048	-
Total liabilities	506,918	4,535,468	48,166

Net Assets	$ 193,242,960	$ 106,151,063	$ 20,153,307

Net Assets consist of:
Paid in capital	$ 141,877,433	$ 101,915,899	$ 15,503,579
Accumulated undistributed net investment income	-	255,516	186,773
Accumulated net realized gain (loss) on investments	7,519,520	2,341,369	1,440,425
Net unrealized appreciation on investments and currency	43,846,007	1,638,279	3,022,530

Net Assets	$ 193,242,960	$ 106,151,063	$ 20,153,307

Shares outstanding	8,463,304	9,276,283	1,406,663
(unlimited number of shares authorized)

Net asset value and offering
price per share	$ 22.83	$ 11.44	$ 14.33

Redemption price per share (b)	$ 22.72	$ 11.38	$ 14.26

(a) See Note 3 in the Notes to the Financial Statements.
(b) The redemption price per share reflects a redemption fee of 0.50% on shares redeemed within 90 days of purchase.

*See accompanying notes which are in integral part of these financial statements.

IMS Family of Funds

Statements of Operations

For the Fiscal Year Ended June 30, 2007

	IMS Capital Value Fund	IMS Strategic Income Fund	IMS Strategic Allocation Fund
Investment Income
Dividend income (net of foreign withholding tax of $73,427,
$118,520, and $794, respectively)	$ 2,022,755	$2,690,581	$ 304,251
Interest income	446,998	4,581,945	442,072
Total Income	2,469,753	7,272,526	746,323

Expenses
Investment advisor fees (a)	2,202,299	1,041,634	256,052
Administration expenses	174,428	92,672	29,621
Transfer agent expenses	131,328	34,849	25,799
Fund accounting expenses	31,836	17,314	10,000
Registration expenses	25,643	17,967	6,439
Custodian expenses	20,592	30,956	3,733
Printing expenses	17,821	7,289	690
Legal expenses	13,014	25,578	13,875
Audit expenses	12,177	13,680	13,680
Insurance expenses	9,951	6,241	2,325
Miscellaneous expenses	8,556	4,832	2,114
Trustee expenses	5,555	5,555	5,555
Pricing expenses	5,064	9,977	4,661
CCO expenses	5,057	5,057	5,057
Recouped reimbursement (a)	-	-	11,513
Total expenses before waiver of fees	2,663,321	1,313,601	391,114
Waived advisory fees (a)	(68,622)	-	-
Net expenses	2,594,699	1,313,601	391,114
Net Investment Income (Loss)	(124,946)	5,958,925	355,209

Realized & Unrealized Gain (Loss) on Investments:
Net realized gain on investment securities	9,217,191	2,358,089	1,823,217
Capital gain dividends from investments	-	-	39,531
Change in unrealized appreciation (depreciation) on investments	22,442,912	3,360,336	795,672
Net realized and unrealized gain (loss) on investment securities	31,660,103	5,718,425	2,658,420
Net Increase in Net Assets Resulting from Operations	$ 31,535,157	$11,677,350	$ 3,013,629

(a) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes which are in integral part of these financial statements.

IMS Capital Value Fund

Statements of Changes in Net Assets

	Year ended	Year ended
	June 30, 2007	June 30, 2006
Increase (Decrease) in Net Assets due to:
Operations
Net investment (loss)	$ (124,946)	$ (166,874)
Net realized gain on investments	9,217,191	3,945,231
Change in unrealized appreciation (depreciation) on investments	22,442,912	8,692,923
Net increase in net assets resulting from operations	31,535,157	12,471,280

Distributions
From net realized gain	(5,562,084)	(6,174,830)
Total distributions	(5,562,084)	(6,174,830)

Capital Share Transactions
Proceeds from shares sold	32,865,184	79,748,419
Reinvestment of distributions	5,328,733	5,706,171
Amount paid for shares repurchased	(36,485,606)	(17,562,613)
Net increase in net assets resulting
from share transactions	1,708,311	67,891,977
Total Increase in Net Assets	27,681,384	74,188,427

Net Assets
Beginning of year	165,561,576	91,373,149

End of year	$ 193,242,960	$ 165,561,576

Accumulated undistributed net investment income
included in net assets at end of period	$ -	$ -

Capital Share Transactions
Shares sold	1,569,083	4,051,030
Shares issued in reinvestment of distributions	260,574	301,914
Shares repurchased	(1,758,142)	(898,929)

Net increase in capital shares	71,515	3,454,015

*See accompanying notes which are in integral part of these financial statements.

IMS Strategic Income Fund

Statements of Changes in Net Assets
	Year ended	Year ended
	June 30, 2007	June 30, 2006
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$ 5,958,925	$ 4,483,477
Net realized gain (loss) on investments	2,358,089	2,465,114
Net realized gain on option transactions	-	33,600
Capital gain dividends on investments	-	122,279
Change in unrealized appreciation (depreciation)
on investments & translation of assets and
liabilities in foreign currency	3,360,336	(772,903)
Net increase in net assets resulting from operations	11,677,350	6,331,567

Distributions
From net investment income	(5,703,409)	(4,671,762)
From net realized gain	(351,490)	(23,362)
Total distributions	(6,054,899)	(4,695,124)

Capital Share Transactions
Proceeds from shares sold	39,586,768	15,057,432
Reinvestment of distributions	5,499,384	4,107,379
Amount paid for shares repurchased	(12,468,883)	(16,902,349)
Net increase in net assets resulting
from share transactions	32,617,269	2,262,462
Total Increase in Net Assets	38,239,720	3,898,905

Net Assets
Beginning of year	67,911,343	64,012,438

End of year	$ 106,151,063	$ 67,911,343

Accumulated undistributed net investment income
included in net assets at end of period	$ 255,516	$ -

Capital Share Transactions
Shares sold	3,506,745	1,431,618
Shares issued in reinvestment of distributions	493,182	392,627
Shares repurchased	(1,114,713)	(1,610,847)

Net increase in capital shares	2,885,214	213,398

*See accompanying notes which are in integral part of these financial statements.

IMS Strategic Allocation Fund

Statements of Changes in Net Assets

	Year ended	Year ended
	June 30, 2007	June 30, 2006
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$ 355,209	$ 225,194
Net realized gain on investments	1,823,217	249,293
Capital gain dividends from investments	39,531	15,744
Change in unrealized appreciation (depreciation) on investments	795,672	974,067
Net increase in net assets resulting from operations	3,013,629	1,464,298

Distributions
From net investment income	(219,698)	(173,932)
From net realized gain	(302,027)	(420,149)
Total distributions	(521,725)	(594,081)

Tax return of capital to shareholders	-	(146,603)

Capital Share Transactions
Proceeds from shares sold	1,220,962	2,942,355
Reinvestment of distributions	520,511	739,223
Amount paid for shares repurchased	(4,005,505)	(7,721,536)
Net (decrease) in net assets resulting
from share transactions	(2,264,032)	(4,039,958)
Total Increase (Decrease) in Net Assets	227,872	(3,316,344)

Net Assets
Beginning of year	19,925,435	23,241,779

End of year	$ 20,153,307	$ 19,925,435

Accumulated undistributed net investment income
included in net assets at end of period	$ 186,773	$ 51,262

Capital Share Transactions
Shares sold	89,371	235,338
Shares issued in reinvestment of distributions	38,700	59,471
Shares repurchased	(294,527)	(612,435)

Net (decrease) in capital shares	(166,456)	(317,626)

*See accompanying notes which are in integral part of these financial statements.

IMS Capital Value Fund

Financial Highlights

For a Fund share outstanding throughout the period

	Year ended	Year ended	Year ended	Year ended		Year ended
	June 30, 2007	June 30, 2006	June 30, 2005	June 30, 2004		June 30, 2003

Selected Per Share Data
Net asset value, beginning of period	$ 19.73	$ 18.50	$ 17.95	$ 14.05		$ 11.93
Income from investment operations
Net investment income (loss)	(0.02)	(0.02)	(0.06)	(0.10)	(a)	(0.04)	(a)
Net realized and unrealized gain (loss) on investments	3.79	2.33	1.58	4.48		2.21
Total from investment operations	3.77	2.31	1.52	4.38		2.17

Less Distributions to shareholders:
From net investment income	-	-	-	-		(0.03)
From net realized gain	(0.67)	(1.08)	(0.97)	(0.48)		-
From return of capital	-	-	-	-		(0.02)
Total distributions	(0.67)	(1.08)	(0.97)	(0.48)		(0.05)

Paid in capital from redemption fees (b)	-	-	-	-		-

Net asset value, end of period	$ 22.83	$ 19.73	$ 18.50	$ 17.95		$ 14.05

Total Return (c)	19.53%	12.72%	8.66%	31.46%		18.28%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 193,243	$165,562	$ 91,373	$ 88,475		$ 31,405
Ratio of expenses to average net assets	1.48%	1.48%	1.50%	1.59%		1.59%
Ratio of expenses to average net assets
before waiver & reimbursement	1.52%	1.52%	1.62%	1.60%		2.05%
Ratio of net investment income (loss) to
average net assets	(0.07)%	(0.13)%	(0.37)%	(0.60)%		(0.34)%
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement	(0.11)%	(0.17)%	(0.49)%	(0.61)%		(0.79)%
Portfolio turnover rate	12.45%	28.98%	32.63%	46.69%		44.72%

(a) Net investment income (loss) per share is based on average shares outstanding during the year.
(b) Redemption fees resulted in less than $0.005 per share.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

*See accompanying notes which are in integral part of these financial statements.

IMS Strategic Income Fund

Financial Highlights

For a Fund share outstanding throughout the period

	Year ended	Year ended		Year ended	Period ended		Period ended
	June 30, 2007	June 30, 2006		June 30, 2005	June 30, 2004	(a)	August 31, 2003	(b)

Selected Per Share Data
Net asset value, beginning of period	$ 10.63	$ 10.36		$ 10.50	$ 11.10		$ 10.00
Income from investment operations
Net investment income	0.80	0.68		0.71	0.60		0.61	(c)
Net realized and unrealized gain (loss) on investments	0.83	0.31		0.25	(0.56)		1.00
Total from investment operations	1.63	0.99		0.96	0.04		1.61

Less Distributions to shareholders:
From net investment income	(0.77)	(0.72)		(0.69)	(0.62)		(0.51)
From net realized gain	(0.05)	-	(d)	(0.41)	(0.02)		-
Total distributions	(0.82)	(0.72)		(1.10)	(0.64)		(0.51)

Paid in capital from redemption fees (e)	-	-		-	-		-

Net asset value, end of period	$ 11.44	$ 10.63		$ 10.36	$ 10.50		$ 11.10

Total Return (f)	15.78%	9.90%		9.35%	0.33%	(g)	16.31%	(g)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 106,151	$ 67,911		$ 64,012	$ 51,334		$ 27,580
Ratio of expenses to average net assets	1.59%	1.57%		1.64%	1.63%	(h)	1.96%	(h)
Ratio of expenses to average net assets
before waiver & reimbursement	1.59%	1.57%		1.64%	1.63%	(h)	2.14%	(h)
Ratio of net investment income to
average net assets	7.20%	6.69%		6.83%	6.52%	(h)	6.77%	(h)
Ratio of net investment income to
average net assets before waiver & reimbursement	7.20%	6.69%		6.83%	6.52%	(h)	6.58%	(h)
Portfolio turnover rate	135.38%	90.14%		110.64%	163.53%		18.01%

(a) For the period September 1, 2003 to June 30, 2004. The Fund elected to change its fiscal year end to June 30.
(b) For the period November 5, 2002 (commencement of operations) to August 31, 2003.
(c) Net investment income per share is based on average shares outstanding during the period.
(d) Capital gains distributed amounted to less than $0.005 per share.
(e) Redemption fees resulted in less than $0.005 per share in each period.
(f) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(g) Not annualized.
(h) Annualized.

*See accompanying notes which are in integral part of these financial statements.

IMS Strategic Allocation Fund

Financial Highlights

For a Fund share outstanding throughout the period

	Year ended	Year ended	Year ended	Year ended		Period ended
	June 30, 2007	June 30, 2006	June 30, 2005	June 30, 2004		June 30, 2003	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 12.67	$ 12.29	$ 12.30	$ 10.56		$ 10.00
Income from investment operations
Net investment income (loss)	0.24	0.12	(0.05)	(0.15)	(b)	(0.05)	(b)
Net realized and unrealized gain on investments	1.76	0.64	0.35	2.00		0.61
Total from investment operations	2.00	0.76	0.30	1.85		0.56

Less Distributions to shareholders:
From net investment income	(0.14)	(0.09)	-	-		-
From net realized gain	(0.20)	(0.21)	(0.31)	(0.11)		-
From return of capital	-	(0.08)	-	-		-
Total distributions	(0.34)	(0.38)	(0.31)	(0.11)		-

Paid in capital from redemption fees (c)	-	-	-	-		-

Net asset value, end of period	$ 14.33	$ 12.67	$ 12.29	$ 12.30		$ 10.56

Total Return (d)	16.00%	6.23%	2.37%	17.60%		5.60%	(e)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 20,153	$ 19,925	$ 23,242	$ 20,212		$ 3,900
Ratio of expenses to average net assets	1.92%	1.96%	1.96%	1.96%		1.96%	(f)
Ratio of expenses to average net assets
before waiver & reimbursement	1.92%	1.96%	1.96%	2.19%		4.75%	(f)
Ratio of net investment income (loss) to
average net assets	1.75%	1.00%	(0.48)%	(1.25)%		0.85%	(f)
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement	1.75%	1.00%	(0.48)%	(1.48)%		(3.65)%	(f)
Portfolio turnover rate	54.62%	55.15%	90.75%	146.64%		226.36%

(a) For the period November 5, 2002 (Commencement of operations) through June 30, 2003.
(b) Net investment loss per share is based on average shares outstanding during the period.
(c) Redemption fees resulted in less than $0.005 per share in each period.
(d) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e) Not annualized.
(f) Annualized.

*See accompanying notes which are in integral part of these financial statements.

IMS Family of Funds

Notes to the Financial Statements

June 30, 2007

NOTE 1. ORGANIZATION

IMS Capital Value Fund (the “Value Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on June 6, 2004. The IMS Strategic Income Fund (the “Income Fund”) and the IMS Strategic Allocation Fund (the “Allocation Fund”) were organized as non-diversified series of the Trust on June 6, 2004. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. Each Fund (collectively, the “Funds”) is one of a series of funds currently authorized by the Board. Each of the Value Fund, Income Fund and the Allocation Fund acquired all the assets of the IMS Capital Value Fund, the IMS Strategic Income Fund and the IMS Strategic Allocation Fund, respectively, each a series of AmeriPrime Funds, on August 31, 2004 (each a “Predecessor Fund”) in a tax-free reorganization. The Predecessor Fund to the Value Fund was organized on July 25, 1996 and commenced operations on August 5, 1996. The Predecessor Fund to each of the Strategic Income Fund and the Strategic Allocation Fund was organized on September 30, 2002 and commenced operations on November 5, 2002. The investment objective of the Value Fund is to provide long-term growth from capital appreciation, dividends and interest. The investment objective of the Income Fund is to provide current income. The investment objective of the Allocation Fund is to provide long-term growth from capital appreciation, dividends and interest. The investment advisor of each Fund is IMS Capital Management, Inc. (the “Advisor”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.

Securities Valuations - Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the “Board”).

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

IMS Family of Funds

Notes to the Financial Statements

June 30, 2007

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the advisor is aware of any other data that calls into question the reliability of market quotations. Investments in foreign securities, junk bonds or other thinly traded securities are more likely to trigger fair valuation than other securities.

Foreign Currency – Investment securities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Federal Income Taxes- The Funds make no provision for federal income tax. The Funds intend to qualify each year as “regulated investment companies” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of their taxable income. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Accounting for Uncertainty in Income Taxes- In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that, based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

IMS Family of Funds

Notes to the Financial Statements

June 30, 2007

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Fair Value Measurements – In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007 the Funds do not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported on the statement of changes in net assets for a fiscal period.

Security Transactions and Related Income- Each Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method.

Dividends and Distributions- The Income Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on a monthly basis. The Value Fund and Allocation Fund intend to distribute substantially all of their net investment income as dividends to their shareholders on at least an annual basis. Each Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the fiscal year ended June 30, 2007, net investment loss of $124,946 for the Capital Value Fund was reclassified to paid-in-capital.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the respective management agreements (the “Agreements”), the Advisor manages each Fund’s investments subject to approval of the Board. As compensation for its management services, the Funds are obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.26% of the average daily net assets of each Fund. For the fiscal year ended June 30, 2007, the Advisor earned fees, before waiver, of $2,202,299, $1,041,634 and $256,052 from the Value Fund, Income Fund and Allocation Fund, respectively.

IMS Family of Funds

Notes to the Financial Statements

June 30, 2007

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse expenses of each Fund, but only to the extent necessary to maintain total operating expenses (excluding brokerage costs, borrowing costs, taxes and extraordinary expenses) at 1.48% of average daily net assets with respect to the Value Fund, and 1.96% of average daily net assets with respect to the Income Fund and Allocation Fund, through August 31, 2007. For the fiscal year ended June 30, 2007, the Advisor waived fees of $68,622 for the Value Fund. Any waiver or reimbursement of organizational or operating expenses by the Advisor is subject to repayment by the applicable Fund in the first, second and third fiscal years following the year in which any such reimbursement or waiver occurs, if the Fund is able to make the payment without exceeding the above described expense limitations. For the fiscal year ended June 30, 2007, the Allocation Fund repaid $11,513 to the Advisor. The Allocation Fund has repaid the Advisor for all waived fees. The remaining amounts subject to repayment by the Value Fund, pursuant to the aforementioned conditions, at June 30, 2007, are as follows:

At June 30, 2007, the Advisor was owed $194,988, $107,370, and $21,158 from the Value Fund, Income Fund and Allocation Fund, respectively, for its advisory services.

Each Fund retains Unified Fund Services, Inc. (“Unified”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. As of January 1, 2007, these administrative services also include fund accounting and transfer agency services. For the fiscal year ended June 30, 2007, Unified earned fees of $225,556, $119,686, and $47,470 from the Value Fund, Income Fund, and Allocation Fund, respectively, for administrative, fund accounting and transfer agency services. For the fiscal year ended June 30, 2007, Unified was reimbursed $112,036, $25,149 and $17,950 by the Value Fund, Income Fund and Allocation Fund, respectively, for out-of-pocket expenses. As of June 30, 2007, Unified was owed $40,942, $22,277, and $5,600 by the Value Fund, Income Fund and Allocation Fund, respectively for administrative services and $11,848, $3,034 and $2,697 from the Value Fund, Income Fund and Allocation Fund, respectively, for reimbursement of out-of-pocket expenses. Certain officers of the Trust are members of management and/or employees of Unified. Unified is a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”), and the parent company of the principal distributor of the Funds. For the fiscal year ended June 30, 2007, the Custodian earned fees of $20,592, $30,956 and $3,733 for custody services provided to the Value Fund, Income Fund, and Allocation Fund respectively. As of June 30, 2007, the Value Fund, Income Fund, and Allocation Fund owed $5,306, $11,145 and $932, respectively to the Custodian for custody services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Funds. There were no payments made to the Distributor by the Funds for the fiscal year ended June 30, 2007. The Distributor, Unified and the Custodian are controlled by Huntington Bancshares, Inc.

IMS Family of Funds

Notes to the Financial Statements

June 30, 2007

NOTE 4. INVESTMENTS

For the fiscal year ended June 30, 2007, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

As of June 30, 2007, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

At June 30, 2007, the aggregate cost of securities, for federal income tax purposes was $149,600,625, $105,512,815 and $17,076,956 for the Value Fund, Income Fund, and Allocation Fund, respectively.

NOTE 5. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2007, National Financial Securities Corp. (“National Financial”) held 41.14% of the Value Fund, 56.61% of the Income Fund, and 84.31% of the Allocation Fund, in omnibus accounts for the benefit of others. As a result, National Financial may be deemed to control each Fund.

IMS Family of Funds

Notes to the Financial Statements

June 30, 2007

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS

Value Fund. On December 8, 2006, the Value Fund paid a long-term capital gain distribution of $0.6747 per share to shareholders on record on December 7, 2006.

The tax characterization of distributions for the fiscal years ended June 30, 2007 and 2006 was as follows:

Distributions paid from:	2007	2006
Ordinary Income	$ -	$ -
Short-Term Capital Gain	-	-
Long-Term Capital Gain	5,562,084	6,174,830
	$ 5,562,084	$ 6,174,830

Income Fund. For the fiscal year ended June 30, 2007, the Income Fund paid monthly income distributions totaling $0.770 per share. On March 15, 2007, the Income Fund paid a long-term capital gain distribution of $0.045 per share to shareholders of record on March 14, 2007.

The tax characterization of distributions for fiscal years ended June 30, 2007 and 2006 was as follows:

Distributions paid from:	2007	2006
Ordinary Income	$5,703,409	$4,671,762
Short-Term Capital Gain	-	23,362
Long-Term Capital Gain	351,490	-
	$6,054,899	$4,695,124

On July 13, 2007, the Fund paid a monthly income distribution of $0.07 per share to shareholders of record on July 12, 2007.

Allocation Fund. On December 8, 2006, the Allocation Fund paid a long-term capital gain distribution of $0.1992 per share and an income distribution of $0.1449 per share to shareholders of record on December 7, 2006.

The tax characterization of distributions for the fiscal years ended June 30, 2007 and 2006 was as follows:

Distributions paid from:	2007	2006
Ordinary Income	$ 219,698	$ 173,932
Short-Term Capital Gain	-	308,096
Long-Term Capital Gain	302,027	258,656
	$ 521,725	$ 740,684

As of June 30, 2007, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Value	Income	Allocation
	Fund	Fund	Fund
Undistributed ordinary income	$ -	$ 1,778,430	$ 167,118
Undistributed long-term capital gain	7,563,782	818,455	1,476,862
Unrealized appreciation (depreciation)	43,801,745	1,638,279	3,005,748
	$ 51,365,527	$ 4,235,164	$ 4,649,728

As of June 30, 2007, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

IMS Family of Funds

Notes to the Financial Statements

June 30, 2007

NOTE 8. RESTRICTED SECURITIES

The Income Fund and the Allocation Fund have acquired securities, the sale of which is restricted under Rule 144A of the Securities Act of 1933. At June 30, 2007, the aggregate value of such securities amounted to $14,513,164 for the Value Fund and $664,500 for the Allocation Fund. The values amount to 13.68% and 3.30% of the net assets of the Income Fund and the Allocation Fund, respectively. The securities have been valued using quoted market prices. It is possible that the quoted market prices may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

To The Shareholders and Board of Trustees

IMS Family of Funds

(Unified Series Trust)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the IMS Family of Funds (the “Funds”), comprising the IMS Capital Value Fund, IMS Strategic Allocation Fund, and IMS Strategic Income Fund, each a series of the Unified Series Trust, as of June 30, 2007, and the related statements of operations for the year then ended and statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period indicated prior to June 30, 2004 were audited by another independent accounting firm which expressed unqualified opinions on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2007, by correspondence with the Funds’ custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the funds constituting the IMS Family of Funds, as of June 30, 2007, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services, Ltd.

Westlake, Ohio

August 13, 2007

TRUSTEES AND OFFICERS - (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age 59) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age 61) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age 56) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age 55) Trustee, December 2002 to present

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Principal Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Anthony J. Ghoston (Age 48) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

John C. Swhear (Age 46) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April, 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

J. Michael Landis (Age 36) Interim Chief Financial Officer and Treasurer, March 2007 to present

Vice President Fund Accounting and Fund Administration for Unified Fund Services, since October, 2006; Director of Fund Accounting and Fund Administration for PFPC July 2006 - October 2006; Manager Fund Accounting for Unified Fund Services November 2004 – July 2006; Manager Fund Accounting for Mellon Financial Corporation November 1998 – November 2004.

Lynn E. Wood (Age 60) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (Age 31) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007; Assistant Secretary of Dean Family of Funds since August 2004; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

* The address for each officer is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** The Trust currently consists of 40 series.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes information about the trustees and is available, without charge, upon request. You may call toll-free (800) 343-5902 to request a copy of the SAI or to make shareholder inquiries.

MANAGEMENT AGREEMENT RENEWAL (Unaudited)

The Management Agreements (each an “Agreement”, collectively, “Agreements”) were approved by the Board, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreements (collectively, the Independent Trustees and, each an “Independent Trustee”) at an in-person meeting held on May 20, 2007. The Trustees were directed to the Board materials provided at the meeting, which were compiled to assist them in their decision-making as required by Section 15(c) of the Investment Company Act, as amended. Legal counsel to the Independent Trustees reviewed the materials with the Trustees, which included among other information, materials furnished by the Adviser in advance of the meeting, including a letter from the Administrator to the Advisor setting forth, and the Advisor's response to, a detailed series of questions regarding, among other things, the Advisor's services to the Funds, the comparative performance and expense ratios of the Funds and a description of its policies and practices regarding best execution, trade allocation, soft dollars and proxy voting. The Trustees also reviewed a memorandum prepared by counsel to the Independent Trustees outlining the Trustees' duties and factors to be considered in renewing the Agreement. Two Trustees then reported on a pre-Board meeting interview with key personnel of the Advisor, and summarized their review of each Fund's comparative performance and expense ratio, as well as certain compliance matters.

In considering the Management Agreement on behalf of the Value Fund, the Trustees primarily considered that: (1) the Fund’s advisory fee is higher than the average fee of other mid-cap blend funds; although the Advisor has agreed to consider permanently lowering its management fee; (2) the management agreement resulted in a reasonable profit to the adviser; (3) the Advisor’s expense cap agreement contains a fee “breakpoint” once the Value Fund’s assets reach $200 million in assets, which will result in economies of scale; (4) although the Value Fund’s one-year return as of March 31, 2007 lagged the return of the S&P 500 Index and its peer group, the Value Fund’s five-year and 10-year returns were comparable to, or exceeded, those of its benchmark index and peer group; and (5) the Advisor engages in soft dollar arrangements pursuant to which the Value Fund’s brokerage transactions are directed to a broker dealer in exchange for research services that benefit the Advisor in providing investment advice to the Value Fund. As a result of their considerations, the Trustees, including the Independent Trustees, unanimously determined that continuation of the Agreement between the Trust and the Advisor is in the best interests of the Value Fund and its shareholders.

In considering the Management Agreement on behalf of the Income Fund, the Trustees primarily considered that: (1) the Fund’s advisory fee is higher than the average fee of other conservative allocation funds; although the Advisor has agreed to continue waiving its fees/reimbursing operating expenses of the Income Fund for an additional year; (2) the management agreement only resulted in a small profit to the Advisor and, as a result, it was not necessary to discuss economies of scale; (3) the year-to-date, one year and three-year returns for the Income Fund as of March 31, 2007 exceeded the returns of its benchmark and peer group for the same periods; and (4) the Advisor engages in soft dollar arrangements pursuant to which the Income Fund’s brokerage transactions are directed to a broker-dealer in exchange for research services that benefit the Advisor in providing investment advice to the Income Fund. As a result of their considerations, the Trustees, including the Independent Trustees, unanimously determined that continuation of the Agreement between the Trust and the Advisor is in the best interests of the Income Fund and its shareholders.

In considering the Management Agreement on behalf of the Allocation Fund, the Trustees primarily considered that: (1) the allocation Fund’s advisory fee is higher than the average fee of other moderate allocation funds; although the Advisor has agreed to continue waiving its fees/reimbursing operating expenses of the Fund for an additional year; (2) the management agreement only resulted in a small profit to the adviser and, as a result, it was not necessary to discuss economies of scale; (3) the Allocation Fund’s one-year return as of March 31, 2007 exceeded the return of its benchmark and lagged the return of its peer group; although the year-to-date return showed improvement and it exceeded the returns of the benchmark and peer group; and (4) the Advisor engages in soft dollar arrangements pursuant to which the Allocation Fund’s brokerage transactions are directed to a broker-dealer in exchange for research services that benefit the Advisor in providing investment advice to the Allocation Fund. As a result of their considerations, the Trustees, including the Independent Trustees, unanimously determined that continuation of the Agreement between the Trust and the Advisor is in the best interests of the Allocation Fund and its shareholders.

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Funds at (800) 934-5550 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

INVESTMENT ADVISOR

IMS Capital Management, Inc.

8995 S.E. Otty Road

Portland, Oregon 97086

DISTRIBUTOR

Unified Financial Securities, Inc.

431 N. Pennsylvania Street

Indianapolis, Indiana 46204

REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy., Suite 1100

Westlake, Ohio 44145

LEGAL COUNSEL

Thompson Coburn, LLP

One U.S. Bank Plaza

St. Louis, Missouri 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, Ohio 45202

CUSTODIAN

Huntington National Bank

41 South High St.

Columbus, Ohio 43215

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

431 N. Pennsylvania Street

Indianapolis, Indiana 46204

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus, which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member NASD/SIPC

Item 2. Code of Ethics.

(a)        As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)        Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)         Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)        The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

IMS Funds

FY 2007	$ 32,500
FY 2006	$ 31,000

(b)	Audit-Related Fees

IMS Funds	Registrant	Adviser
FY 2007	$ 0	$ 0
FY 2006	$ 0	$ 0

Nature of the fees:

(c)	Tax Fees

IMS Funds

FY 2007	$ 5,850
FY 2006	$ 5,700

Nature of the fees:	preparation of the 1120 RIC

(d)	All Other Fees

IMS Funds
	Registrant	Adviser
FY 2007	$ 0
FY 2006	$ 0

Nature of the fees:

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	100%
Tax Fees:	100%
All Other Fees:	100%

(f)         During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2007	$ 0	$ 0
FY 2006	$ 0	$ 0

(h)        Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments.	Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)        Based on an evaluation of the registrant’s disclosure controls and procedures as of July 9, 2007, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)        There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code is filed herewith

(a)(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the
Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

By

*__/s/ Anthony Ghoston________________________

Anthony Ghoston, President

Date	8/28/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

*__/s/ Anthony Ghoston________________________

Anthony Ghoston, President

Date	8/28/07_______________

By

*__/s/ J. Michael Landis________________________

J. Michael Landis, Treasurer

Date	8/27/07______